SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐           Preliminary Proxy Statement
☐           Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒          Definitive Proxy Statement
☐           Definitive Additional Materials
☐           Soliciting Material Under Rule 14a-12

AFL-CIO Housing Investment Trust
(Name of Registrant as Specified In Its Charter)

_____________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies: ___________________________
2)   Aggregate number of securities to which transaction applies:___________________________
3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): __________________________
4)   Proposed maximum aggregate value of transaction: __________________________________
5)   Total fee paid:______________________________________________________________

☐ Fee paid previously with preliminary materials:

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)  and identify the filing for which the offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

December 2, 2010

TO PARTICIPANTS, AFL-CIO HOUSING INVESTMENT TRUST

Enclosed is the Notice of the 2010 Annual Meeting of Participants of the AFL-CIO Housing Investment Trust and a Proxy Statement describing proposals relating to the election of the Chairman and certain Trustees of the Board of Trustees, the ratification of the independent registered public accounting firm and other such matters as may properly come up at the meeting.

Also enclosed is a proxy card for each Participant noting the number of Units held by that Participant and the exact name in which those Units are registered.  A Participant that does not wish to send a representative to the meeting should vote its Units by mail, Internet or facsimile, as described herein, as soon as possible beginning December 8, 2010.

Sincerely,

Stephen Coyle Chief Executive Officer

Please Vote Promptly Commencing on December 8, 2010

SC/mo
opeiu #2, afl-cio

Enclosures

AFL -CIO HOUSING INVESTMENT TRUST

PROXY

2010 Annual Meeting of Participants

The undersigned hereby appoints Erica Khatchadourian and Saul A. Schapiro and each of them with power to act without the other and with full power of substitution, as proxies for and on behalf of the undersigned, to vote all Units of Participation which the undersigned is entitled to vote at the Annual Meeting of Participants of the AFL-CIO Housing Investment Trust (the “Trust” or the “HIT”) to be held December 21, 2010 and all adjournments thereof, with all the powers that the undersigned would possess if personally present and particularly (but without limiting the generality of the foregoing) to vote and act as follows:

(I)  For the election of a Chairman to serve until the 2011 Annual Meeting of Participants or until his successor is elected and qualifies:

John J. Sweeney
FOR ☐ AGAINST ☐ ABSTAIN ☐

    (II)  For the election of one (1) Class III Union Trustee and one (1) Class III Management Trustee, to serve until the 2013 Annual Meeting of Participants or until their respective successors are elected and qualify:

Frank Hurt (Class III Union Trustee)
FOR ☐ AGAINST ☐ ABSTAIN ☐

Tony Stanley (Class III Management Trustee)
FOR ☐ AGAINST ☐ ABSTAIN ☐

    (III)  For ratification of the Board of Trustees’ selection of Ernst & Young, LLP as the Trust’s independent registered public accounting firm for the Trust’s 2010 fiscal year:

FOR ☐ AGAINST ☐ ABSTAIN ☐

(IV)  To approve an amendment to Section 3.3(d) of the Declaration of Trust to authorize the Trust to provide leverage loans in New Markets Tax Credit transactions in which the Trust’s wholly-owned community development entity, Building America CDE, Inc., is a participant; subject to a limit, which when combined with investments currently permitted under Sections 3.3(d)(ii) and (d)(iii) of the Declaration of Trust does not exceed four percent (4%) of the total value of the Trust’s assets:

FOR ☐ AGAINST ☐ ABSTAIN ☐

(V)  Upon such other matters as may properly come before the meeting:

FOR ☐ AGAINST ☐ ABSTAIN ☐

The Trustees recommend a vote FOR the above items.  ANY PROXY NOT MARKED OTHERWISE WILL BE TREATED AS A VOTE FOR THE ITEMS.

The Units of Participation represented hereby will be voted in accordance with instructions contained in this Proxy.

The undersigned hereby ratifies and confirms all that said proxies or their substitutes or any of them may lawfully do by virtue hereof.  The undersigned hereby acknowledges receipt of the Notice of the 2010 Annual Meeting of Participants to be held December 21, 2010 and the Proxy Statement dated December 2, 2010.

Please sign your name and indicate your capacity as attorney, trustee or official of a Participant.

Dated:   _______________, 2010

Participant ID:

Participant Name:

Number of Units:

By:           _______________________________________
                (Signature)

                _______________________________________
                (Name – please print)

Title:         _______________________________________
                (please print)

_______________________________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

IMPORTANT:  THIS PROXY MAY BE VOTED IN ANY OF THREE (3) WAYS:

BY MAIL:	PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE.

BY FACSIMILE:	PLEASE SIGN, DATE AND FAX THIS PROXY TO (202) 331-8190.

BY INTERNET:	COMMENCING ON DECEMBER 8, 2010, PLEASE GO TO https://proxy.aflcio-hit.com AND ENTER THE USER NAME AND PASSWORD INDICATED BELOW. (Please note the User Name and Password are case sensitive.)

User Name:  ___________________________________________

Password:     ___________________________________________

PLEASE NOTE THAT ALL VOTES MUST BE TIME-STAMPED OR POSTMARKED
BY MIDNIGHT ON DECEMBER 20, 2010.

AFL-CIO Housing Investment Trust

NOTICE OF THE 2010 ANNUAL MEETING OF PARTICIPANTS

To Participants, AFL-CIO Housing Investment Trust:

Notice is hereby given that the 2010 Annual Meeting of Participants (the “Meeting”) of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the “Trust”), a District of Columbia common law trust, will be held at the offices of the Trust, 2401 Pennsylvania Ave., N.W., Suite 200, Washington, D.C. 20037 on December 21, 2010 at 11:00 a.m. for the following purposes:

1.	To elect John J. Sweeney as Chairman of the Board of Trustees to serve until the 2011 Annual Meeting of Participants or until his successor is elected and qualifies;

2.
To elect to elect as Class III Trustees Frank Hurt and Tony Stanley to hold office until the 2013 Annual Meeting or until their respective successors are elected and qualify or until their respective successors are elected and qualify;

3.	To ratify the Board of Trustee’s selection of Ernst & Young, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2010;

4.
To approve an amendment to Section 3.3(d) of the Declaration of Trust to authorize the Trust to provide leverage loans in New Markets Tax Credit transactions in which the Trust’s wholly-owned community development entity, Building America CDE, Inc., is a participant; subject to a limit, which when combined with investments currently permitted under Sections 3.3(d)(ii) and (d)(iii) of the Declaration of Trust does not exceed four percent (4%) of the total value of the Trust’s assets; and

5.	To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

December 1, 2010 as of the close of business has been fixed as the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof.  Accordingly, only Participants of record as of the close of business on that date are entitled to notice of and to vote at the Meeting or at any such adjournment.

By Order of the Board of Trustees

Stephen Coyle
Chief Executive Officer

Dated:     December 2, 2010

AFL-CIO HOUSING INVESTMENT TRUST

PROXY STATEMENT

December 2, 2010

General Matters

This Proxy Statement and accompanying proxy card are being sent on December 2, 2010 in connection with the solicitation of proxies for use at the Annual Meeting of Participants (the “Meeting”) of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the “Trust”) to be held at the offices of the Trust, 2401 Pennsylvania Ave., N.W., Suite 200, Washington, D.C. 20037, on December 21, 2010, beginning at 11:00 a.m. and at any adjournment(s) thereof.

A copy of the Trust’s Annual Report for the year ended December 31, 2009 together with financial statements for the corresponding fiscal year, were previously mailed to each Participant entitled to vote at the Meeting.  The Trust will furnish, without charge, a copy of the Annual Report for 2009 and the most recent Semi-Annual Report succeeding the Annual Report to any Participant that requests one.  Requests for reports should be made by placing a collect call to the Trust, at (202) 331-8055, and directing the call to the Marketing and Investor Relations Department.  Written requests may be directed to the Director of Marketing, AFL-CIO Housing Investment Trust, 2401 Pennsylvania Ave., N.W., Suite 200, Washington, D.C. 20037.  Reports may also be accessed on the Trust’s website at www.aflcio-hit.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE PARTICIPANTS MEETING TO BE HELD ON DECEMBER 21, 2010:

The Proxy Statement, Proxy Card, Notice of the 2010 Annual Meeting of Participants, the related cover letter and a copy of the Trust’s two most recent Participant Reports are available at https://proxy.aflcio-hit.com.

ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

At the Trust's Annual Meeting, Participants will act upon the matters outlined in the accompanying notice of Meeting, including (i) the election of a Chairman of the Board of Trustees, (ii) the election of certain Trustees, (iii) ratification of the selection of the Trust's independent registered public accounting firm; (iv) approval of an amendment to Section 3.3(d) of the Declaration of Trust to authorize the Trust to provide leverage loans in New Markets Tax Credit transactions in which the Trust’s wholly-owned community development entity, Building America CDE, Inc., is a participant; subject to a limit, which when combined with investments currently permitted under Sections 3.3(d)(ii) and (d)(iii) of the Declaration of Trust does not exceed four percent (4%) of the total value of the Trust’s assets; and (v) transaction of such other business as may properly come before the Meeting or any adjournment or adjournments thereof.  In addition, the Trust's management will respond to questions from Participants.

WHO IS ENTITLED TO VOTE?

December 1, 2010 as of the close of business is the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof (the “Record Date”).  The Trust estimates that as of the Record Date there were 3,350,776.913 Units of Participation of the Trust. Each Unit is entitled to one vote.  No shares of any other class of securities were outstanding as of that date.

Only Participants of record as of the close of business on the Record Date will be entitled to vote at the Meeting.

WHO CAN ATTEND THE MEETING?

All Participants as of the Record Date, or their duly appointed proxies, may attend the Meeting.

WHAT CONSTITUTES A QUORUM?

A quorum for the Meeting is the presence in person or by proxy of Participants holding a majority of Units outstanding as of the close of business on the Record Date.  The Trust estimates that as of the Record Date 3,350,776.913 Units of Participation of the Trust were outstanding. Proxies received but marked as abstentions will be included in the calculation of the number of Units considered to be present at the Meeting.

HOW DO I VOTE?

By Mail:  If the proxy card that is enclosed with this Proxy Statement is properly executed and returned, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon.  If no direction is indicated, the proxy card will be voted in accordance with the Trustees’ recommendations set forth thereon.

By Facsimile:  If the proxy card that is enclosed with this Proxy Statement is properly executed and returned via facsimile to (202) 331-8190, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon.  If no direction is indicated, the proxy card will be voted in accordance with the Trustees’ recommendations set forth thereon.

By Internet:  If the proxy card is properly voted through the Internet, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon.  If no direction is indicated, the proxy card will be voted in accordance with the Trustees’ recommendations set forth thereon.  Online voting through the Internet will commence on December 8, 2010.

To vote by proxy through the Internet:
1)	Use a web browser to go to https://proxy.aflcio-hit.com
2)	Enter the User Name* and Password* that are included with this mailing.

*Please note that the User Name and Password are CASE-SENSITIVE.  Please type the User Name and Password into the appropriate screen exactly as it is shown on the enclosure.

In Person:  By attending the Meeting and voting your Units.

CAN I CHANGE MY VOTE AFTER GIVING A PROXY?

Yes.  Any Participant giving a Proxy may revoke it at any time before it is exercised by giving written notice to the Trust bearing a date later than the date of the Proxy, by submission of a later dated Proxy, or by voting in person at the Meeting, which any Participant may do whether or not such Participant has previously given a Proxy.

WHAT ARE THE BOARD OF TRUSTEES’ RECOMMENDATIONS?

Unless you give other instructions when you vote, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Trustees.  The Board's recommendation is set forth together with the description of each item in this Proxy Statement.  In summary, the Board recommends a vote:

●	FOR election of the nominated Chairman (see page 4);

●	FOR election of the nominated Trustees (see page 4);

●	FOR ratification of the selection of Ernst & Young, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2010 (see page 15); and

●	FOR approval of an amendment to Section 3.3(d) of the Declaration of Trust to authorize the Trust to provide leverage loans in New Markets Tax Credit transactions in which the Trust’s wholly-owned community development entity, Building America CDE, Inc., is a participant; subject to a limit, which when combined with investments currently permitted under Sections 3.3(d)(ii) and (d)(iii) of the Declaration of Trust does not exceed four percent (4%) of the total value of the Trust’s assets (see page 18).

    With respect to any other matter that properly comes before the Meeting or any adjournment or adjournments thereof, the proxy holders will vote as recommended by the Board of Trustees or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

The vote required for approval of Proposals I, II, III and IV will be an affirmative vote of a majority of the Units represented in person or by proxy at the Meeting.  Each Unit is entitled to one vote.  Abstentions will not be included in the calculation of the number of Units voted affirmatively for a proposal.

WHO IS MAKING THE SOLICITATION ON BEHALF OF THE TRUST?

The Proxy is being solicited by the Board of Trustees of the Trust through the mail.  The cost of solicitation will be paid by the Trust.  Further solicitation of proxies may be made by telephone or oral communication with some Participants following the original solicitation.  Any such further solicitation will be made by Trustees or officers of the Trust who will not be compensated therefor.  The date on which proxy materials were first mailed to Participants was December 2, 2010.

ELECTION OF CHAIRMAN AND TRUSTEES

PROPOSAL I:	TO ELECT THE CHAIRMAN

PROPOSAL II:	TO ELECT ONE (1) CLASS III UNION TRUSTEE AND ONE (1) CLASS III MANAGEMENT TRUSTEE

Under the Trust’s Declaration of Trust, the Board of Trustees may have up to 25 Trustees.  Up to 12 Trustees may be Union Trustees, up to 12 Trustees may be Management Trustees, and one additional Trustee is to be the Chairman.  The Board of Trustees currently consists of 15 Trustees, eight (8) of whom are Union Trustees (Ayers, Boland, Holt Baker, Hurt, Lee, Shuler, Trumka, and Williams), six (6) of whom are Management Trustees (Frank, Latimer, Ravitch, Spear, Stanley and Quinn,), and one (1) of whom is the Chairman (Sweeney).

The Declaration of Trust divides the Union and Management Trustees into three classes (each, a “Class”).  Each Class is required to have, insofar as the pool of Trustees permits, an equal number of Union and Management Trustees.  The term of each Class expires at the third Annual Meeting following its election; the term of one Class expires each year.  At each Annual Meeting, the Participants elect a Chairman to serve until the next Annual Meeting and such number of Trustees as is necessary to fill vacancies in (i) the Class whose terms expire as of that meeting, and (ii) any other Class.  The terms of office of Trustees Hurt and Stanley and of Chairman Sweeney will expire on the day of the Meeting.  Each of these Trustees is standing for election as a Class III Trustee.  The Board of Trustees has nominated Chairman Sweeney for reelection as Chairman.

The principal occupations and business experience for the past five years of the nominees standing for election as Class III Trustees and Chairman are described below under “Nominees for Election.”  If the enclosed Proxy is received from a Participant, the Units of Participation represented by such Proxy will be voted for the nominees listed below (unless otherwise indicated on the Proxy).  Class III Trustees will serve for three-year terms ending in 2013, or until their respective successors are elected and qualify, and the Chairman will serve as such for a one-year term ending in 2011, or until his respective successor is elected and qualifies.

Although the Trust does not contemplate that any of the nominees will be unavailable for election, if a vacancy in the slate of nominees should be occasioned by death or other unexpected occurrence, it is currently intended that the proxies will be voted for such other persons, if any, as the Nominating Committee may recommend.  Proxies will not be voted for a greater number of persons than the number of nominees named.

Nominees for Election

The following information was furnished to the Trust by each nominee and sets forth the name, age, principal occupation or employment of each nominee and the period during which he or she has served as a Trustee of the Trust, if any.  Each nominee has consented to be named in this Proxy Statement and to serve on the Board of Trustees if elected.

Name, Age, Address	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation/Business Experience During Past 5 Years*	Number of Series in the Trust Overseen by Trustee	Other Directorships Held by Trustee**
John J. Sweeney 815 16th Street, N.W. Washington, D.C. 20006 Age 76	Chairman	Service as Chairman Commenced November 2009, Service as Trustee Commenced April 1981, Term Expires 2010	President Emeritus, AFL-CIO; formerly President, AFL-CIO; formerly Chairman, AFL-CIO Staff Retirement Plan. Mr. Sweeney has particular knowledge and experience regarding the significant facets of the operations of the HIT, the mutual fund industry, pension funds and the labor movement.	2	None
Frank Hurt 10401 Connecticut Avenue Kensington, MD 20895 Age 71	Union Trustee	Service Commenced March 1993, Term Expires 2010	International President, Bakery, Confectionery & Tobacco Workers and Grain Millers International Union; Chairman, Bakery & Confectionery Union Industry Pension and Health Benefits Fund. Mr. Hurt has particular knowledge and experience regarding significant facets of the operations of the HIT, union pension and benefit funds, and the labor movement.	2	None
Tony Stanley TransCon Builders Inc. 25250 Rockside Road Cleveland, OH 44146 Age 77	Management Trustee	Service Commenced December 1983, Term Expires 2010	Director, TransCon Builders, Inc.; formerly Executive Vice President, TransCon Builders, Inc. Mr. Stanley has particular knowledge and experience regarding the significant facets of the operations of the HIT, finance, long-term health care; and the construction industry.	2	None

THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE “FOR” THE ELECTION
OF THE NOMINEES AS CHAIRMAN AND CLASS III TRUSTEES, AS APPLICABLE.

* None of the Trustees is an “interested person” as defined in the Investment Company Act of 1940, as amended.

** Disclosure is related to the past 5-year period and is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended.

Incumbent Trustees

The following incumbent Trustees will continue in office in accordance with the Trust’s Declaration of Trust, and are expected to stand for reelection at subsequent Annual Meetings of Participants.

Name, Age, Address	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation/Business Experience During Past 5 Years*	Number of Series in the Trust Overseen by Trustee	Other Directorships Held by Trustee**
Mark Ayers 815 16th Street, N.W. Suite 600 Washington, D.C. 20006 Age 61	Union Trustee	Service Commenced March 2008, Term Expires 2012	President, Building and Construction Trades Department, AFL-CIO; Trustee and Secretary-Treasurer of Union Labor Life Insurance Company; formerly Director, IBEW Construction & Maintenance Division. Mr. Ayers has particular knowledge and experience regarding union pension funds, the construction industry and the labor movement.	2	None
James Boland 1776 Eye Street, NW Washington, DC 2006 Age 60	Union Trustee	Service Commenced October 2010, Term Expires 2012	President, International Union of Bricklayers and Allied Craftworkers (“BAC”); Co-Chair, International Masonry Institute; Co-Chair , International Trowel Trades Pension Fund and International Health Fund ; formerly Executive Vice President and Secretary Treasurer, BAC. Mr. Boland has particular knowledge and experience regarding union pension funds, the construction industry and the labor movement.	2	None
Arlene Holt Baker 815 16th Street, N.W. Washington, D.C. 20006 Age 59	Union Trustee	Service Commenced March 2008, Term Expires 2011	Executive Vice President, AFL-CIO; Trustee, AFL-CIO Staff Retirement Plan; formerly President, Voices for Working Families and Executive Assistant to the President, AFL-CIO. Ms. Holt Baker has particular knowledge and experience regarding pension funds and the labor movement.	2	None
Lindell Lee 900 7th Street, N.W. Washington, D.C. 20001 Age 64	Union Trustee	Service Commenced September 2008, Term Expires 2012	International Secretary-Treasurer, International Brotherhood of Electrical Workers (IBEW); formerly International Vice President, IBEW. Mr. Lee has particular knowledge and experience regarding the construction industry and the labor movement.	2	None

*None of the Trustees is an “interested person” as defined in the Investment Company Act of 1940, as amended.

** Disclosure is related to the past 5-year period and is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended.

Name, Age, Address	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation/Business Experience During Past 5 Years*	Number of Series in the Trust Overseen by Trustee	Other Directorships Held by Trustee**
Elizabeth Shuler 815 16th Street, N.W. Washington, D.C. 20006 Age 40	Union Trustee	Service Commenced November 2009, Term Expires 2012	Secretary-Treasurer, AFL-CIO; Trustee, AFL-CIO Staff Retirement Plan; formerly Executive Assistant to the President, IBEW. Ms. Shuler has particular knowledge and experience regarding the construction industry, pension plans and the labor movement.	2	None
Richard L. Trumka 815 16th Street, N.W. Washington, D.C. 20006 Age 61	Union Trustee	Service Commenced December 1995, Term Expires 2011	President, AFL-CIO; Chairman, AFL-CIO Staff Retirement Plan; formerly Secretary-Treasurer, AFL-CIO. Mr. Trumka has particular knowledge and experience regarding the significant facets of the operations of the HIT, the financial industry, fund governance, pension funds, and the labor movement.	2	None
James A. Williams 7234 Parkway Drive Hanover, MD 21706 Age 60	Union Trustee	Service Commenced June 2005, Term Expires 2011	General President, International Union of Painters and Allied Trades of the United States and Canada; formerly General Secretary-Treasurer, IUPAT; Co-Chair, IUPAT Pension Fund. Mr. Williams has particular knowledge and experience regarding union pension funds, the construction industry and the labor movement.	2	None
Stephen Frank 8584 Via Avellino Lake Worth, FL 33467 Age 70	Management Trustee	Service Commenced May 2003, Term Expires 2012	Retired; formerly Vice President and Chief Financial Officer, The Small Business Funding Corporation. Mr. Frank has particular knowledge and experience regarding mortgage backed securities, financial and accounting matters and the financial industry.	2	None
George Latimer 1600 Grand Avenue St. Paul, MN 55105 Age 75	Management Trustee	Service Commenced May 1996, Term Expires 2011	Adjunct Professor of Urban Studies and Geography, Macalester College; formerly, Director, Special Actions Office, Department of Housing and Urban Development; Mayor, City of St. Paul Minnesota; labor arbitrator. Mr. Latimer has particular knowledge and experience regarding the significant facets of the operations of the HIT, the housing industry, labor relations and public policy.	2	Identix Incorporated

Name, Age, Address	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation/Business Experience During Past 5 Years*	Number of Series in the Trust Overseen by Trustee	Other Directorships Held by Trustee**
Richard Ravitch 610 5th Avenue Suite 420 New York, NY 10020 Age 77	Management Trustee	Service Commenced 1991, Term expires 2012	Lieutenant Governor of the State of New York; formerly Principal, Ravitch Rice & Co. LLC; Director, Parsons, Brinckerhoff Inc.; Co-Chair, Millennial Housing Commission; President and Chief Executive Officer, Player Relations Committee of Major League Baseball. Mr. Ravitch has particular knowledge and experience regarding the significant facets of the operations of the HIT, real-estate finance, the housing industry, labor relations and public policy.	2	None
Marlyn J. Spear, CFA 500 Elm Grove Road Elm Grove, WI 53122 Age 57	Management Trustee	Service Commenced March 1995, Term Expires 2012	Chief Investment Officer, Building Trades United Pension Trust Fund (Milwaukee and Vicinity); Chartered Financial Analyst designation and long-term investment management experience. Ms. Spear has particular knowledge and experience regarding the significant facets of the operations of the HIT, union pension funds, finance and accounting, and the investment management industry.	2	Baird Funds, Inc.
Jack Quinn 700 13th Street, N.W. Suite 400 Washington, D.C. 20005 Age 59	Management Trustee	Service Commenced June 2005, Term Expires 2011	President, Erie County Community College; formerly President, Cassidy & Associates; Member of Congress, 27th District, New York. Mr. Quinn has particular knowledge and experience regarding the significant facets of the operations of the HIT and public policy.	2	Kaiser Aluminum Corporation

Executive Officers

All executive officers of the Trust are located at 2401 Pennsylvania Ave., N.W., Suite 200, Washington, D.C. 20037.  The executive officers of the Trust are responsible for managing the series of the Trust and are elected annually by the Board of Trustees to one-year terms or until their respective successors are appointed and qualify.  No executive officer of the Trust serves as a trustee or director in any corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act.  The executive officers of the Trust are as follows:

Name & Age	Current Position with the Trust	Length of Time Served with the Trust	Previous Principal Occupations during Past 5 Years
Stephen F. Coyle Age 65	Chief Executive Officer	Service Commenced February 1992	Chief Executive Officer since 1992, AFL-CIO Housing Investment Trust.

Theodore S. Chandler Age 51	Chief Operating Officer	Service Commenced June 2009	Vice President, Fannie Mae.

Erica Khatchadourian Age 43	Chief Financial Officer since 2001	Service Commenced April 1993	Controller in 2001, and Chief of Staff and Director of Operations from 1997-2000, AFL-CIO Housing Investment Trust.

Saul Schapiro Age 65	General Counsel since May 2009	Service Commenced May 2009	Partner, Rosenberg, Schapiro, Englander, Chicoine & Leggett, P.C.; Outside Counsel to the AFL-CIO Housing Investment Trust.

Chang Suh Age 39	Executive Vice President/Chief Portfolio Manager since March 2003	Service Commenced April 1998	Assistant Portfolio Manager from 2001-2003; Senior Portfolio Analyst from 1998-2001, AFL-CIO Housing Investment Trust.

Deborah Cohen Age 60	Chief Development Officer since March 2009	Service Commenced January 2008
Chief Director of Marketing and Investor Relations and Assistant Portfolio Manager, AFL-CIO Housing Investment Trust; Realtor, Coldwell Banker Realty and Weichert Realty; Senior Director of Planning and Research, Federal Home Loan Banks.

Christopher Kaiser Age 45	Deputy General Counsel since October 2008 and Chief Compliance Officer since June 2007	Service Commenced February 2007	Associate General Counsel 2007-2008, AFL-CIO Housing Investment Trust; Branch Chief, 2003 – 2007 and Staff Attorney, 2001 – 2003, Division of Investment Management, Securities and Exchange Commission.

Stephanie Wiggins Age 45	Chief Investment Officer – Multifamily Finance since January 2001	Service Commenced November 2000
Director, Fannie Mae Production from 2000 - 2001, AFL-CIO Housing Investment Trust; Director, Prudential Mortgage Capital Company; Vice President / Multifamily Transaction Manger, WMF Capital Corporation.

Harpreet Peleg Age 36	Controller since 2005	Service Commenced March 2005	Formerly Chief Financial Officer, AFL-CIO Investment Trust Corporation; Financial Analyst, Goldman Sachs; Senior Associate, PricewaterhouseCoopers LLP.

Eric Price Age 49	Executive Vice- President since November 2010	Service Commenced February 2010, Previous Service 1994- 1998	Senior Vice President, Abdo Development; Senior Vice President-Neighborhood Markets, Local Initiative Support Corporation; Deputy Mayor for Planning and Economic Development, District of Columbia.

Organization of Board of Trustees

Under the terms of the Declaration of Trust, the Board of Trustees of the Trust has overall responsibility for the management and policies of the Trust. The Board of Trustees maintains four committees: the Executive Committee, the Nominating Committee, the Audit Committee and the Committee of the Whole.

 The Board of Trustees selected Trustees Sweeney, Ravitch, Spear, Stanley and Trumka to serve on the Executive Committee, pending election by the Participants at the Annual Meeting of those standing for election.  Trustee Sweeney would serve as Chair of the Committee if elected as Chairman of the Board.  The Executive Committee has all the authority of the Board of Trustees when the Board is not in session.  It met two times in 2009 and has met two times in 2010.

No committee functions as a compensation committee as such.  The Executive Committee, however, may from time to time make recommendations to the Board of Trustees concerning compensation payable to Trustees acting in their capacities as Trustees, and compensation payable to executive officers.  See “COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS.”

Nominating Committee

The Nominating Committee is a separately chartered committee which was formally constituted by the Board of Trustees on April 7, 2004.  The Board of Trustees selected Trustees Sweeney, Ravitch, Spear, Stanley and Trumka, to serve on the Nominating Committee, pending election by the Participants at the Annual Meeting of those standing for election.  None of these persons would be interested persons, as defined by Section 2(a)(19) of the Investment Company Act of 1940.  The Nominating Committee is responsible for the nomination of persons to serve as members of the Board of Trustees.  The Nominating Committee met once in 2009 and has met once in 2010.

The Nominating Committee has a charter, a copy of which was filed as an appendix to the May 18, 2005 Proxy Statement.  Pursuant to Section (4) of its charter, the Nominating Committee will consider Trustee candidates recommended by Participants.  The Nominating Committee has not adopted formal procedures to be followed by Participants in submitting such recommendations.  However, it is the practice of the Board of Trustees, all of which are disinterested, to set a record date by which Participants in the Trust may submit matters for consideration by the Participants at the Annual Meeting, including recommendations for Trustee candidates.  Once received, the Nominating Committee reviews the eligibility of each candidate in accordance with the criteria set forth in the charter.

All candidates are evaluated in the same manner, regardless of the process by which they were recommended.  Pursuant to the Nominating Committee charter, candidates are evaluated by the Committee in terms of relevant experience that would enable the candidate to serve effectively as a Trustee, as well as compatibility with respect to the Trust’s mission.  In addition, candidates are evaluated based on their eligibility to serve under the Trust’s Declaration of Trust.  When a viable candidate has been identified, the members of the Committee may conduct in-person interviews of such candidate.  When all of the candidates recommended to the Committee have been evaluated and, if applicable, interviewed, the Committee will determine which of the viable candidates should be presented to the Board of Trustees of the Trust for nomination to Participants to become a member of the Board of Trustees of the Trust.  The Trustees’ policy is to nominate Trustees in a manner that seeks to produce the best candidates with at diversity of qualities, experience, backgrounds and complementary skills.

Audit Committee

The Audit Committee is a separately constituted committee within the meaning of Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  It monitors the accounting practices and performance of Trust management and the Trust’s independent registered public accounting firm.  The Board of Trustees selected Marlyn Spear (designated Audit Committee Financial Expert) to be Chairperson of the Committee and Stephen Frank (designated Audit Committee Financial Expert), Frank Hurt, Elizabeth H. Shuler, George Latimer, and Tony Stanley to be members of the Committee, pending election by the Participants at the Annual Meeting of those standing for election.  None of these persons would be interested persons, as defined by Section 2(a)(19) of the Investment Company Act of 1940.  The Audit Committee operates under a written charter adopted by the Board of Trustees, a copy of which was filed as an appendix to the May 18, 2005 Proxy Statement.  Pursuant to its charter, the Audit Committee must meet annually with the independent registered public accounting firm to review the audit outside the presence of Trust management.  The Audit Committee met three times in 2009 and has met two times in 2010.

Committee of the Whole

The Committee of the Whole monitors the Trust’s investment practices and policies, reviews proposed changes thereto, considers new investment practices and policies and oversees the marketing policies and strategies of the Trust.  This Committee is currently composed of all Trustees.  It did not meet in 2009 and has not met in 2010.

Board of Trustees

The Board of Trustees met three times during the Trust’s fiscal year ended December 31, 2009.  Trustees Ayers, Holt Baker, Lee and Quinn attended fewer than 75 % of the aggregate of (1) the total number of meetings of the Board of Trustees (held during the period for which they were Trustees) and (2) the total number of meetings held by all committees of the Board of Trustees on which they served (during the periods that they served) during the 2009 fiscal year.

As the Trust’s investors are made up primarily of eligible pension plans, Participants have ready access to the Board of Trustees, both collectively and individually.  This may be accomplished by contacting, in the first instance, the Trust’s Chief Operating Officer.  Participants may also contact Trustees directly (several of whom sit on the Boards of Participants).  In addition, since historically the Trust’s Board of Trustees has been comprised solely of independent trustees and an independent Chairman, the Trust has no policy with respect to Trustee attendance at the Annual Meeting.  No Trustee and no Participant attended the Annual Meeting in 2009.

Consistent with its overall responsibility for the management and policies of the HIT, the Board of Trustees oversees the risk management of the HIT directly and, through its committee structure and delegations to HIT management, indirectly.  The Board of Trustees has adopted and periodically reviews and approves policies and procedures which are designed to address areas of potential concern, such as valuation, internal controls, and portfolio management and which regulate the daily business conduct of the HIT.  The Board of Trustees requires regular reports from Trust management on matters related to risk both at its regular meetings and periodically throughout the year.  The Chief Financial Officer reports regularly to the Board of Trustees and the Audit Committee on matters related to internal controls, audits and accounting.  The Chief Compliance Officer reports to the Board of Trustees in person and in writing regarding the effectiveness of the HIT’s compliance program and other compliance related matters at least annually.  In addition, the Board of Trustees and the Audit Committee requires regular reports from independent valuation validation consultants and the HIT independent auditor and periodic reports from outside counsel and fund compliance service providers to assist its risk management efforts.

Compensation of Trustees and Executive Officers

During the fiscal year ended December 31, 2009, the previous Chairman, Mr. Ravitch, received an annual fee of $10,000 and the current Chairman, Mr. Sweeny, received no compensation.  The Trust paid each Management Trustee who did not waive such fee $500 per day for attendance at Board of Trustees and committee meetings.  The Trust paid no fee to any Union Trustee.  The aggregate compensation paid to Trustees in the year ended December 31, 2009 was $12,500.  The Trust reimbursed all Trustees for out-of-pocket expenses incurred in attending Board of Trustees and committee meetings.

2009 Compensation Table

The following table sets forth the aggregate compensation from the Trust, including any previously deferred compensation, paid during the 2009 fiscal year to each of the three highest paid officers of the Trust and to all Trustees of the Trust.  The Trust is a self-managed fund, and its staff as of December 31, 2009 included 52 employees.  Therefore, in addition to those individuals identified in the table below, the Trust had 44 other employees who earned aggregate compensation exceeding $60,000 during the 2009 fiscal year.

Name of Person, Position	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement1	Total Compensation From Trust Paid to Trustees
Stephen Coyle2 Chief Executive Officer	$382,462	$190,587	Cannot be determined	Not applicable

Chang Suh3 Chief Portfolio Manager	359,785	55,850	$82,169	Not applicable

Erica Khatchdourian4 Chief Financial Officer	280,599	54,009	113,825	Not applicable

John Sweeney, Chairman	--	--	--	--

Mark Ayers, Union Trustee	--	--	--	--

Arlene Holt Baker, Union Trustee	--	--	--	--

John J. Flynn5 Union Trustee	--	--	--	--

Stephen Frank, Management Trustee	3,000	--	--	3,000

Frank Hurt, Union Trustee	--	--	--	--

Lindell K. Lee, Union Trustee	--	--	--	--

Elizabeth Shuler, Union Trustee

1      The estimated annual benefits payable upon retirement to the executive officers of the Trust, other than Mr. Coyle who does not participate in the Retirement Plan, are determined primarily by a formula based on current average final compensation and years of service.  See “THE RETIREMENT PLAN” below.
2      Aggregate HIT Compensation includes $22,000 of deferred compensation in 2009 under the 401(k) Plan, and excludes compensation deferred in lieu of participation in the Retirement Plan and interest thereon.  Pension or Retirement Benefits as Part of HIT Expenses includes $4,400 of matching funds paid into the 401(k) Plan and $186,187 of deferred compensation in lieu of participation in the Retirement Plan.  The total amount deferred by Mr. Coyle through December 31, 2009 in lieu of participation in the Retirement Plan, including interest, is $1,809,960-and the total amount deferred under the 401(k) Plan through December 31, 2009, including interest and HIT matching, is $256,205.
3      Aggregate HIT compensation includes $16,500 of deferred compensation in 2009 under the 401 (k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Suh’s behalf.  Pension or Retirement Benefits as Part of HIT Expenses includes $4,400 of matching funds paid into the 401(k) Plan and $51,450 contributed to the Retirement Plan in 2009 on Mr. Suh’s behalf.  The total amount deferred by Mr. Suh as of December 31, 2009 under the 401(k) Plan, including interest and HIT matching, is $198,143.
4      Aggregate HIT Compensation includes $16,500 of deferred compensation in 2009 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Ms. Khatchadourian’s behalf.  Pension or Retirement Benefits as Part of HIT Expenses includes $4,400 of matching funds paid into the 401(k) Plan and $49,609 contributed to the Retirement Plan in 2009 on Ms. Khatchadourian’s behalf.  The total amount deferred by Ms. Khatchadourian as of December 31, 2009 under the 401(k) Plan, including interest and HIT matching, is $266,280.
5      Mr. Flynn retired and resigned from the Board effective March 16, 2010.

Name of Person, Position	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement1	Total Compensation From Trust Paid to Trustees
Richard Trumka, Union Trustee	--	--	--	--

James Williams, Union Trustee	--	--	--	--

George Latimer, Management Trustee	3,000	--	--	3,000

Richard Ravitch, Management Trustee formerly Chairman	--	--	--	--

Marlyn J. Spear, Management Trustee	3,000	--	--	3,000

Tony Stanley, Management Trustee	2,500	--	--	2,500

Jack Quinn, Management Trustee	1,000	--	--	1,000

Prior to October 1, 1990, the Trust had not established or adopted any bonus, profit sharing, pension, retirement, stock purchase or other compensation or incentive plans for its officers and employees.  Also prior to October 1, 1990, a Personnel Contract was in effect between the Trust and the AFL-CIO, whereby the Trust reimbursed the AFL-CIO for the AFL-CIO’s costs of employing personnel (other than the Chief Executive Officer) provided to the Trust.  While the Personnel Contract was in effect, the personnel participated in the AFL-CIO Deferred Compensation Plan, a defined contribution plan, and were subject to the AFL-CIO Staff Retirement Plan (“Retirement Plan”), a defined benefit plan.  Any amounts contributed by the AFL-CIO on behalf of such personnel pursuant to the Retirement Plan were reimbursed by the Trust pursuant to the Personnel Contract.  The Trust adopted the Retirement Plan for all of its employees except for its Chief Executive Officer (who by the terms of the Retirement Plan is ineligible), effective as of October 1, 1990.  Effective October 1, 1996, the Trust adopted the AFL-CIO Housing Investment Trust 401(k) Plan described below for all of its employees, including its Chief Executive Officer.

Under the Retirement Plan, contributions are based on an eligible employee’s base salary.  The Internal Revenue Service also imposes an annual maximum on the amount that can be counted in determining base salary, which amount is currently $245,000.  In general, rates are determined actuarially every year.  The Retirement Plan was funded by employer contributions at rates of approximately 21.00% of eligible employees’ base salaries during the twelve months ended December 31, 2009.  During 2009, the annual base salary for pension purposes of Ms. Khatchadourian was $236,235 and Mr. Suh was $245,000.

The Retirement Plan is open to employees of the AFL-CIO and other participating employers that are approved by the Retirement Plan’s board of trustees and that make contributions to the Retirement Plan on their behalf.  Such employees become members of the Retirement Plan on their first day of employment that they are scheduled to work at least 1,000 hours during the next 12 consecutive months.

The Retirement Plan provides a normal retirement pension to eligible employees for life, beginning at age 65 if the employee has at least three years of credited service, beginning at age 60 if the employee has at least 10 years of credited service, or beginning at age 50 if the employee’s age plus years of credited service equals 80 or more.  The amount of this pension depends on salary and years of credited service at retirement.  Eligible employees will receive 3.00% of the average of their highest three years’ earnings, subject to the Internal Revenue Service limit noted above (“Final Average Salary”) for each year of credited service up to 25 years, and 0.5% of their Final Average Salary of each year of credited service over 25 years.  Eligible employees must have at least three years of service to retire and receive a monthly pension.  Eligible employees generally earn credited service toward their pension for each year that they work for a participating employer.

Set forth below is a table showing estimated annual benefits payable upon retirement in specified compensation and years of service classifications.  As of the date hereof, Ms. Khatchadourian has approximately 17 and Mr. Suh has approximately 12 credited years of service under the Retirement Plan.

	Years of Service
Final Average Salary6	157	207	257	308	358
$100,000	$45,000	$60,000	$75,000	$77,500	$80,000
150,000	67,500	90,000	112,500	116,250	120,000
245,000	110,250	147,000	183,750	189,875	196,000

THE 401(K) PLAN

Under the AFL-CIO Housing Investment Trust 401(k) Plan, an eligible employee may designate to set aside up to 100% of his or her total compensation, up to a maximum of $16,500 in 2010 (or up to $22,000 for eligible employees over the age of 50).  In 2010, the HIT is matching dollar-for-dollar the first $4,600 contributed.  The amount set aside by an eligible employee and the amount of the HIT’s matching contribution, if any, will be deposited in a trust account in the employee’s name.  Every employee of the HIT is eligible to participate in the 401(k) Plan provided such employee has reached the age of 21 and is not a nonresident alien.  An eligible employee may enroll in the 401(k) Plan every January 1st and July 1st of a given year.

When a participating employee terminates his or her employment, retires or becomes disabled, the employee will be able to receive as a lump sum payment the salary reduction amounts that were contributed to the trust account on the employee’s behalf, the additional amounts that the HIT contributed to the trust account on the employee’s behalf, plus income earned (or less losses incurred) as a result of investment of these contributions (less the employee’s allocated share of expenses).

If the employee continues to work for the HIT, the employee cannot withdraw these amounts unless the employee has a financial hardship.  A financial hardship is an immediate and heavy financial need for which the employee has no other available resources, and includes medical expenses, the purchase of a primary residence, the payment of tuition and related educational fees, funeral expenses and the need to prevent eviction from, or foreclosure of the mortgage of, the employee’s primary residence.  The employee will be required to present evidence of the financial hardship and upon submission of such evidence may be entitled to withdraw an amount, up to the balance in the employee’s account, to meet the immediate financial need.

The amount in an employee’s account must be distributed to the employee in one lump sum or in periodic installments beginning April 1st of the year following the year in which the employee reaches age 70½.  Additionally, these amounts must be distributed within a reasonable time following the termination of the 401(k) Plan or the termination of the employee’s employment.  An employee will be entitled to receive a distribution of the amounts in their account upon the employee’s attainment of age 65.  A participating employee may borrow from his or her account subject to certain prescribed limitations.

6      The Internal Revenue Code limits the permissible benefit payments that may be paid under the Retirement Plan.  Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than shown, depending on several factors, including but not limited to the employee’s years of service, level of compensation, and actual year of retirement.
7      3.00% per year up to 25 years.
8      0.5% per year over 25 years.

The following table sets forth the amounts paid or distributed pursuant to the 401(k) Plan in 2009 to the Executive Officers listed in the Compensation Table above, and the amounts deferred and paid as part of HIT expenses, pursuant to the 401(k) Plan for the accounts of such individuals during 2009, the distribution or unconditional vesting of which are not subject to future events.

Name of Individual	Amount Paid or Distributed	Amount Deferred from HIT Aggregate Compensation	Employer Matching
Stephen Coyle	$0	$22,000	$4,400
Erica Khatchadourian	0	16,500	4,400
Chang Suh	0	16,500	4,400

DESIGNATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL III:	TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Participants are requested to ratify the Board of Trustees’ selection of Ernst & Young, LLP as the independent registered public accounting firm for the Trust for the fiscal year 2010.  Representatives of Ernst & Young, LLP are not expected to be present at the Meeting and thus will not have an opportunity to make a statement or be available to respond to questions.

Independent registered public accounting firm

(1) Audit Fees

The aggregate fees billed for services provided to the Trust by its independent registered public accounting firm for the audit of the Trust’s annual financial statements and for services normally provided by the independent registered public accounting firms in connection with statutory and regulatory filings or engagements were $293,000 for the fiscal year ended December 31, 2009.

The aggregate fees billed for services provided to the Trust by its independent registered public accounting firm for the audit of the Trust’s annual financial statements and for services normally provided by the independent registered public accounting firms in connection with statutory and regulatory filings or engagements were $286,000 for the fiscal year ended December 31, 2008.

(2) Audit-Related Fees

The aggregate fees billed for assurance and related services performed by its independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Trust’s financial statements and are not reported under (1) “Audit Fees”, were $0 for the fiscal year ended December 31, 2009.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by its independent registered public accounting firm for services relating to the performance of the audit of the financial statements of the Trust’s investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Trust were $0 for the Trust’s fiscal year ended December 31, 2009.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for assurance and related services performed by its independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Trust’s financial statements and are not reported under (1) “Audit Fees”, are $0 for the fiscal year ended December 31, 2008.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by its independent registered public accounting firm for services relating to the performance of the audit of the financial statements of the Trust’s investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Trust were $0 for the Trust’s fiscal year ended December 31, 2008.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(3) Tax Fees

The aggregate fees billed by the Trust’s independent registered public accounting firm for tax compliance, tax advice and tax planning services provided to the Trust were $0 for the fiscal year ended December 31, 2009.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Trust’s independent registered public accounting firm for tax compliance, tax advice and tax planning services provided to the Trust were $0 for the fiscal year ended December 31, 2008.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Trust’s independent registered public accounting firm for tax compliance, tax advice and tax planning  services provided to the Trust’s investment adviser and other service providers controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Trust were $0 for the fiscal year ended December 31, 2009.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Trust’s independent registered public accounting firm for tax compliance, tax advice and tax planning services provided to the Trust’s investment adviser and other service providers controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Trust were $0 for the fiscal year ended December 31, 2008.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(4) All Other Fees

The aggregate fees billed for products and services provided by the independent registered public accounting firm to the Trust other than those set forth in paragraphs (1), (2) and (3) above were $11,000 for the fiscal year ended December 31, 2009.  The fees covered services connected to the issuance of a report on the Schedule of Rates of Return for the year ended December 31, 2008 and for the period from January 1, 2002 through December 31, 2009, including an opinion on the Global Investment Performance Standards established by the CFA Institute.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for products and services provided by the independent registered public accounting firm to the Trust other than those set forth in paragraphs (1), (2) and (3) of this Item were $10,000 for the fiscal year ended December 31, 2008.  The fees covered services connected to the issuance of a report on the Schedule of Rates of Return for the year ended December 31, 2008 and for the period from January 1, 2002 through December 31, 2009, including an opinion on the Global Investment Performance Standards established by the CFA Institute.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for non-audit services provided by the Trust’s independent registered public accounting firm to the Trust’s investment adviser and other entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust, other than those set forth in paragraphs (2) and (3) were $0 for the fiscal year ended December 31, 2009.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for non-audit services provided by the Trust’s independent registered public accounting firm to the Trust’s investment adviser and other entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust, other than those set forth in paragraphs (2) and (3) were $0 for the fiscal year ended December 31, 2008.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate non-audit fees billed by the Trust’s independent registered public accounting firm for services rendered to the Trust and to its investment adviser and other service providers under common control with the investment adviser, as set forth in subparagraph (2), (3) and (4) above, were $11,000 and $10,000 for the fiscal years ended December 31, 2009 and December 31, 2008, respectively.  The fees covered services connected to the issuance of reports on the Schedule of Rates of Return for the years ended December 31, 2009 and 2008 respectively and for the periods from January 1, 2002 through December 31, 2009 and from January 1, 2002 through December 31, 2008 respectively.  Each of these reports included an opinion on the Global Investment Performance Standards established by the CFA Institute.

The Trust’s Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

In connection with its selection of the independent registered public accounting firm, the Trust’s Audit Committee has considered the independent registered public accounting firm’ provision of non-audit services to the Trust’s investment adviser and other service providers under common control with the investment adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.  During the last two fiscal years, the Trust’s independent registered public accounting firm has not performed any non-audit related services to such entities.

Pre-Approval Policies and Procedures

It is the policy of the Audit Committee to pre-approve the engagement of the Trust’s independent registered public accounting firm and to pre-approve each audit and non-audit related service.  The engagement of Ernst & Young, LLP was pre-approved by the Audit Committee for the fiscal years 2009 and 2008.  In addition, the Audit Committee pre-approved the provision of all non-audit related services by Ernst & Young, LLP for the fiscal years 2009 and 2008 and determined that such services and related fees were not incompatible with maintaining the independence of Ernst & Young, LLP.

THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE “FOR” THE
RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE TRUST’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2010.

APPROVAL OF AUTHORITY TO INVEST IN LOANS FOR NEW MARKETS TAX CREDIT
TRANSACTIONS INVOLVING THE TRUST’S WHOLLY-OWNED COMMUNITY DEVELOPMENT ENTITY

PROPOSAL IV:
TO APPROVE AN AMENDMENT TO SECTION 3.3(d) OF THE DECLARATION OF TRUST TO AUTHORIZE THE TRUST TO PROVIDE LEVERAGE LOANS IN NEW MARKETS TAX CREDIT TRANSACTIONS IN WHICH THE TRUST’S WHOLLY-OWNED COMMUNITY DEVELOPMENT ENTITY, BUILDING AMERICA CDE, INC., IS A PARTICIPANT; SUBJECT TO A LIMIT, WHICH WHEN COMBINED WITH INVESTMENTS CURRENTLY PERMITTED UNDER SECTIONS 3.3(d)(ii) AND (d)(iii) OF THE DECLARATION OF TRUST DOES NOT EXCEED FOUR PERCENT (4%) OF THE TOTAL VALUE OF THE TRUST’S ASSETS

The proposed amendment to the Declaration of Trust will permit the Trust to provide leverage loans in New Markets Tax Credit financed transactions involving its wholly-owned subsidiary and community development entity, Building America CDE, Inc. (“BACDE”).  As proposed, the Declaration of Trust will be amended to insert a new subsection 3.3(d)(v) substantially as follows:

(v)
To make loans to special purpose investment funds (each, an “Investment Fund”) or to provide funds to Building America CDE, Inc. (“BACDE”) to enable BACDE to make loans to Investment Funds, in each case to provide a portion of the monies which such an Investment Fund will use to make a “qualified equity investment” (“QEI”) in a “community development entity” (“CDE”) to facilitate the utilization of New Markets Tax Credits (“NMTCs”), provided that all the following criteria are satisfied:

(A)
BACDE, a wholly-owned subsidiary of the Trust, or its designated subsidiary is a participant in the NMTC structure and a portion of the QEI will be used to provide a “qualified low income community investment” (“QLICI”) to a “qualified low income community business” (“QALICB”) to provide a portion of the funds for the acquisition and construction and/or rehabilitation of a housing or mixed use project or healthcare facility;

(B)
BACDE or its designated subsidiary will hold bare legal title to an investment security (the “Investment Security”) which is in the form of (i) a mortgage-backed security guaranteed by GNMA and backed by a mortgage on the project granted by the QALICB or an entity at least 99% owned by and controlled by the QALICB (or an interest in such a security) or (ii) a mortgage or an interest in a mortgage on the project granted by the QALICB or an entity at least 99% owned by and controlled by the QALICB which is acceptable to the Trust in form and substance and in which the Trust is otherwise authorized to invest pursuant to Section 3.2 or 3.3 hereof; the Investment Security must be in a principal amount at least equal to the amount of the related loan to the Investment Fund from the Trust or BACDE, as applicable;

(C)
BACDE or its designated subsidiary must be expected to hold bare legal title to the Investment Security throughout the holding period required by the NMTC rules and regulations and the Trust or BACDE or its designated subsidiary, as applicable, must have the right to receive the Investment Security at the end of such holding period in exchange for the loan from the Trust or BACDE to the related Investment Fund;

(D)
In the event of a default on the mortgage comprising or securing the Investment Security during the holding period, the Trust shall have the right to direct the reinvestment of the proceeds from the liquidation of the Investment Security to the extent permitted under the NMTC program and in the event of any such reinvestment, BACDE or its designated subsidiary shall hold bare legal title to any replacement Investment Security in which such proceeds are reinvested, which Investment Security must be in a principal amount at least equal to the lesser of the loan from the Trust or BACDE, as applicable, to the Investment Fund or the liquidation proceeds and the Trust or BACDE or its designated subsidiary, as applicable, must have the right to receive the Investment Security at the end of such holding period in exchange for the loan from the Trust or BACDE to the related Investment Fund; and

(E)
The total amount of loans made under this section when added to the amount of loans outstanding under Section 3.3(d) (ii) and Section 3.3(d) (iii) hereof shall not exceed 4% of the value of all the Trust’s assets.

DISCUSSION

The Trust is actively seeking methods to enable it to continue to meet its investment objectives while creating desperately needed union jobs in an exceptionally challenging economic environment.  It has identified the New Markets Tax Credit (“NMTC”) Program as a significant means to close financing gaps in projects that are presently unable to proceed, in which the Trust could invest and that would create construction and permanent jobs.  The NMTC Program is a federal program run by the Community Development Financial Institutions Fund (“CDFI Fund”) of the U.S. Department of Treasury which provides tax credits to equity investors who invest in businesses operating in low income areas, including those who engage in creation of housing and other construction activities. The purpose of the program is to provide access to capital to persons and/or entities in identified low income areas by encouraging investors to provide capital at low cost and on better terms that would be otherwise available in the market.  Since the inception of the program in 2001, the CDFI fund has allocated approximately $26 billion in private sector capital to invest in low-income communities throughout the country and more than 15,000 businesses have been financed.  Another $2 billion will be invested or committed to by the end of 2010, resulting in a total of $18 billion in qualified investments program-to-date.  The Trust sees the benefit of participating in the NMTC Program as a provider of “leverage loans” to NMTC projects as described below, as it has the potential to create investment opportunities for the Trust similar to those in which it already invests in challenging economic times.

In October of 2009 the Board of Trustees (“Board”) authorized management to create a wholly owned subsidiary that could serve as a Community Development Entity (“CDE”) under the NMTC Program administered by the U.S. Department of the Treasury’s CDFI Fund.  BACDE was incorporated as a Delaware corporation in January 2010 and all of its shares are owned by the Trust.  BACDE applied for and received certification as a CDE from the CDFI Fund in June of 2010 and has applied for an allocation of 2010 NMTC in the amount of $110 million.  The creation of the BACDE should benefit the Trust by generating additional investment opportunities for the Trust, creating new union construction jobs, and lowering its overall operating expenses.

Among other things, the Trust makes investments in securities, such as Ginnie Mae mortgage-backed bonds or other mortgage-related securities, by purchasing them directly as part of real estate transactions that the Trust sources.  The amendment proposes to give the Trust the express authority to make similar investments arising from real estate transactions that utilize the NMTC Program.  These transactions would have to be structured to conform to the NMTC regulations.

In a NMTC transaction, the Trust would make its loan to a special purpose investment fund that would also receive capital investments from equity investors.  This investment fund would pass along both the loan and equity contributions to a CDE as required by the NMTC structure.  The CDE would in turn use the contributions to provide financing for the underlying real estate transaction in the low-income area.  The equity investors would receive the tax credits in exchange for their capital contribution.

The investments made by the CDE would be limited to those investments the Trust is otherwise currently authorized to make.  The Trust’s loan would be directly secured by a pledge of the equity interests in the investment fund.  The CDE investment in the low-income real estate transaction would be backed by the underlying investment security, the bare legal title to which would be held by the Trust’s wholly-owned CDE subsidiary, BACDE.  The CDE would be required to remit all amounts due to the Trust that BACDE receives to the investment fund, which in turn would remit such payments to the Trust as payments on the loan.

The proposed amendment addresses issues that could arise under the NMTC structure  The essence of the amendment is to add a subsection to Section 3.3 of the Declaration authorizing the Trust to provide a loan to an Investment Fund provided that:

1)
The wholly-owned subsidiary of the Trust, BACDE (or any special purpose entity owned and/or controlled by BACDE created for the particular transaction), is involved in the structure of the transaction; and

2)
The wholly-owned subsidiary of the Trust, BACDE (or any special purpose entity owned and/or controlled by BACDE created for the particular transaction), holds legal title to either the mortgage or the Ginnie Mae security (or interest in such a mortgage or Ginnie Mae security); and

3)
Either the Trust itself or BACDE (or any special purpose entity owned and/or controlled by BACDE created for the particular transaction) has the right to the degree permissible under the NMTC Program and operational documents to designate any replacement investment in the event one needs to be found.

Since the underlying investment security would not be held directly by the Trust, the risk profile of investments in loans in a NMTC transaction differs from other investments traditionally made by the Trust.  The proposed amendment authorizes the Trust to be a lender in NMTC transactions where its wholly-owned subsidiary BACDE (or a subsidiary of BACDE that it controls) would hold bare legal title to the underlying investment security.  The investment itself would be limited to one in which the Trust could otherwise invest.

As with other fair value securities, investments in these loans will be valued in accordance with the Trust’s current valuation policies and procedures as approved by the Board, consistently applied, which require valuations by a third-party service provider, parallel internal valuation checks, and quarterly third-party validation reviews of the valuation process.  Under the rules of the NMTC Program any investment that generates tax credits must remain in place for a holding period of seven years.  If there is a default and recourse to the security for a loan, the proceeds recovered thereby must be reinvested in another NMTC qualifying investment.  The loan is therefore illiquid.  The amendments would limit the amounts the Trust could in invest in loans, when combined with direct loans currently authorized under Sections 3.3(d)(ii) and (d)(iii) of the Declaration of Trust, to four percent (4%) of the Trust’s net assets.  The total amount in this combined category that could currently be invested by the Trust is approximately $160 million.

The adoption of the proposed amendment will not affect the percentage of assets of the Trust that can be illiquid as set forth in the Trust’s Registration Statement.  The Trust has historically maintained a range of between zero to five percent (0-5%) of assets that can be deemed illiquid.  The Trust intends to maintain its illiquid asset allocation within this historical range.  Finally, the amendment provides that the Trust or BACDE must have the right to direct reinvestment of any proceeds recovered during the holding period to the extent permitted by NMTC rules and any replacement investment would have to comply with requirements of the Declaration of Trust as did the initial investment.

As a result of these steps, the Trust believes its participants would be adequately compensated and protected in connection with these investments in NMTC transactions.  In deliberating on the proposed amendment, the Board considered how it would affect the ability of the Trust to source investments in significant transactions, the likely impact of these investments on the portfolio (taking into account the 4% of net assets limit on the amount of such investments), alternative sources of similar investment opportunities, the capacity of the Trust to value and manage such investments, and the likelihood that such investments would assist the Trust to attain its collateral objectives, among other factors.  Although no one factor was determinative, the Board concluded that the amendment would improve the ability of the Trust to source investments in a manner that would be beneficial to the Trust, that the Trust staff had the capacity to successfully manage NMTC structured investments and that the net asset limitation was reasonable and appropriate, among other matters.  The Board also considered the potential risks that may be related to such investments discussed above (including the illiquidity of loans) and determined that the likely benefits outweighed the potential risks.

THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE “FOR” THE PROPOSED
AMENDMENT TO THE DECLARATION OF TRUST SET FORTH IN PROPOSAL IV

PROPOSALS FOR 2011 ANNUAL MEETING OF PARTICIPANTS

Participants who wish to make a proposal to be included in the Trust’s proxy statement and form of proxy for the Trust’s 2011 Annual Meeting of Participants (expected to be held in December 2011) must cause such proposal to be received by the Trust at its principal office not later than June 30, 2011.

OTHER MATTERS

The Trust currently has no independent investment adviser.

At the date of this Proxy Statement, the Trustees know of no other matters that may come before the Meeting.  If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Units represented by such Proxy in accordance with their best judgment.

Participants who are unable to attend the Meeting in person are urged to forward their Proxies commencing on December 8, 2010.  A prompt response will be appreciated.

By Order of the Board of Trustees

STEPHEN COYLE
Chief Executive Officer